                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 22, 2003

                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
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               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-14141                                   13-3937434
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    (Commission File Number)                (IRS Employer Identification No.)


   600 THIRD AVENUE, NEW YORK, NEW YORK                        10016
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

ITEM 7.          EXHIBITS.

     (c)  The following exhibit is being furnished herewith:

          Exhibit No.        Exhibit Description
          -----------        -------------------

               99 Press release, dated April 22, 2003, issued by L-3 Communications Holdings, Inc.


ITEM 9.          REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

     On April 22, 2003, L-3 Communications Holdings, Inc. (L-3) issued a press release setting forth L-3's 2003 first quarter financial results. A copy of L-3's press release is attached hereto as Exhibit 99.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                              L-3 COMMUNICATIONS HOLDINGS, INC.



                              By: /s/ Christopher Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel











Dated: April 22, 2003

                                  EXHIBIT INDEX

Exhibit
Number        Title
-------       -----
99            Press release dated: April 22, 2003, issued by L-3 Communications
              Holdings, Inc.